UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

ENERGIZER RESOURCES INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Registrant’s telephone number, including area code:   (416) 364-4911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Following the Annual Meeting, the Board of Directors of the Company approved the reappointment of the following executive officers:

•	V. Peter Harder as Chairman of the Board
•	John Sanderson as Vice Chairman of the Board
•	Richard Schler as Chief Executive Officer
•	Craig Scherba as President and Chief Operating Officer
•	Peter Liabotis as Chief Financial Officer and Corporate Secretary

In addition to the executive officer appointments, the Company formed a “compensation and corporate governance committee”. This committee will oversee the nomination of directors to the board, review and approve the compensation of senior officers and oversee other corporate governance matters. This committee is comprised of three directors: John Sanderson (Committee Chairman) and V. Peter Harder, both independent director’s plus Richard Schler, the Company’s CEO.

Further, the Company reappointed three independent directors to the audit committee: Albert A. Thiess, Jr. (Committee Chairman) as well as John Sanderson and V. Peter Harder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 5.07.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual of Stockholders (the “Annual Meeting”) of Energizer Resources Inc. (the “Company”) held on February 11, 2013, the stockholders of the Company approved each of the proposals set forth below by the final voting results set forth below.

Proposal 1

To elect the following individuals as directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed:

	Number of Shares
	Votes For	Votes Abstain
Richard E. Schler	42,132,933	3,863,601
Craig Scherba	42,147,933	3,848,601
John Sanderson	42,149,783	3,846,751
V. Peter Harder	42,142,933	3,853,601
Quentin Yarie	42,142,783	3,853,751
Johann De Bruin	42,142,933	3,853,601
Albert A. Theiss, Jr.	42,143,033	3,853,501

Proposal 2

To ratify the appointment of MNP LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 and to authorize the Board of Directors to fix their remuneration:

Number of Shares
Votes For	Votes Against	Abstain
61,285,615	1,517,464	26,166

Proposal 3

To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 37,500,000:

Number of Shares
Votes For	Votes Against	Abstain
33,623,759	6,285,408	535,034

Proposal 4

To approve a private placement (the “Private Placement”) of up to 125,000,000 subscription receipts of the Company (the "Subscription Receipts") as fully described in the Company’s Definitive Proxy Statement (Schedule 14):

Number of Shares
Votes For	Votes Against	Abstain
43,686,852	2,115,252	194,430

Proposal 5

To approve an advisory vote on executive compensation:

Number of Shares
Votes For	Votes Against	Abstain
41,089,962	4,437,038	469,534

Proposal 6

To approve by an advisory vote the frequency of future executive compensation advisory votes:

Number of Shares
One Year	Two Years	Three Years	Abstain
21,794,772	6,095,225	17,313,337	793,200

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2013	Energizer Resources Inc.

	By:	/s/ Peter D. Liabotis
Peter D. Liabotis
Chief Financial Officer